grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS Endo to Acquire Qualitest Pharmaceuticals September 28, 2010 Exhibit 99.2

grow. collaborate. innovate. thrive.

FORWARD LOOKING STATEMENT
This presentation contains forward-looking statements regarding, among other things, the proposed business combination between Endo and Qualitest,
Endo’s and Qualitest’s financial position, results of operations, market position, product development and business strategy, as well as estimates of Endo’s future total revenues, future expenses, future net income and future earnings per share. Statements including words such as “believes,” “expects,”
“anticipates,” “intends,” “estimates,” “plan,” “will,” “may” “intend,” “guidance” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect the proposed business combination of the companies, future financial results and could cause actual results to differ materially from those expressed in forward-looking statements contained in this presentation.
These factors include, but are not limited to: the risk that the acquisition will not close, the risk that Endo’s business and/or Qualitest’s business will be a dversely impacted during the pendency of the acquisition, the risk that the operations of the two companies will not be integrated successfully, Endo’s ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products; Endo’s ability to obtain regulatory approval of any of Endo’s pipeline products; competition for the business of Endo’s branded and generic products, and in connection with its acquisition of rights to intellectual property assets; market acceptance of our future products; government regulation of the pharmaceutical industry;  Endo’s dependence on a small number of products; Endo’s dependence on outside manufacturers for the manufacture of a majority of its products;  Endo’s dependence on third parties to supply raw materials and to provide services for certain core aspects of its business; new regulatory action or lawsuits relating to Endo’s use of narcotics in most of its core products; Endo’s exposure to product liability claims and product recalls and the possibility that Endo may not be able to adequately insure itself; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; Endo’s ability to successfully implement its acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of its products and products in development; the availability of third-party reimbursement for Endo’s products; the outcome of any pending or future litigation or claims by third parties or the government, and the performance of indemnitors with respect to claims for which Endo has been indemnified; Endo’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total revenues; a determination by a regulatory agency that Endo is engaging or has engaged in inappropriate sales or marketing activities, including promoting the “off-label” use of its products, the risk that demand for and acceptance of Endo’s products or services may be reduced;
the risk of changes in governmental regulations; the impact of economic conditions; the impact of competition and pricing and other risks and uncertainties, including those detailed from time to time in the companies’ periodic reports filed with the Securities and Exchange Commission, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “RISK
FACTORS" in their annual reports on Form 10-K for the year ended December 31, 2009, which were filed with the Securities and Exchange Commission. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. The companies’ assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

grow. collaborate. innovate. thrive.
3
• Strategic Rationale – David Holveck
• Qualitest Pharmaceuticals Overview – Marvin Samson
• Operational Overview – Julie McHugh
• Financial Review – Alan Levin

AGENDA

grow. collaborate. innovate. thrive. 4 4 David P. Holveck President and Chief Executive Officer

grow. collaborate. innovate. thrive.

QUALITEST PHARMACEUTICALS –
A PERFECT STRATEGIC FIT
Furthers strategy to respond to the changing
economics that drive the U.S. healthcare
environment
• Healthcare reform puts a premium on providing cost-
effective health solutions
• Evolving from a product-driven company to a
healthcare solutions provider
• Integrated business model
Strengthens Endo’s core pain franchise
• Over 40% of Qualitest’s sales come from pain
products
• In the $15BN pain market, more than 90% of all pain
scripts and just less than 50% of sales are being
filled by generic drugs
• Qualitest strengthens Endo’s ability to provide
products at multiple value points
Brings critical mass to generics business
• Combined generics business will be the 6
th
largest
U.S. generics manufacturer by prescriptions filled
• Focused in categories that have high barriers to
entry
• Brings a robust ANDA pipeline, seasoned
management team & solid assets
By acquiring a high-growth asset, will
diversify and boost revenue and
earnings’ streams
• Advances growth on several metrics
• Further diversifies Endo across Branded
Pharmaceuticals, Generic and Devices & Services
segments
• Combined company has robust number of ANDAs on
file and near-term pipeline projects

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6 6
KEY TRANSACTION TERMS
Purchase Price
•
$1.2 billion
Cash/Share Mix
•
All cash
Funding Mix
•
Combination of cash and fully-committed term loans &
revolver borrowings
Time to Accretion
•
Immediately accretive by $0.40 to adjusted diluted EPS in
first full year after close
•
Dilutive by $0.51 to GAAP EPS
Closing Conditions
•
Subject to customary closing conditions and regulatory
approval
Transaction Close
•
Expected in late 4Q10 / early 1Q11

grow. collaborate. innovate. thrive.

Through Organic Growth
• Diversified business lines to maximize growth
• Enhanced commercial model driving growth via
strategic resource deployment
• Invested in R&D portfolio yielding a diversified
pipeline of products with two branded products
pending FDA approval
• Bolstered management team by adding
expertise and experience in managing and
growing a larger enterprise
7
ENDO’S TRANSFORMATION
Through Strategic Growth
• With Indevus, we secured a position in urology
• HealthTronics gave us an established presence
in Devices & Services and critical mass in
urology
• Penwest strengthened our pain business
enhancing profitability & flexibility in the opioid
franchise
• Qualitest brings critical mass to our generics
business & strengthens our pain portfolio

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OK
TX
MN
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IN
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NC
VA
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NY
PA
WV
VA

grow. collaborate. innovate. thrive.

ENDO’S GEOGRAPHIC FOOTPRINT
Chadds Ford, PA
Cranbury, NJ
Westbury, NY
Charlotte, NC
Huntsville, AL
Austin, TX
Headquarters
Generics
Qualitest
Branded Pharma
Devices & Services

grow. collaborate. innovate. thrive. 9 ENDO’S INTEGRATED BUSINESS MODEL Devices & Services Generics Branded Pharmaceuticals Pain Urology Oncology Endocrinology

grow. collaborate. innovate. thrive. 10 10 Marvin Samson Chairman and Chief Executive Officer – Qualitest Pharmaceuticals

grow. collaborate. innovate. thrive.
11
Sixth Largest U.S. Generics Company
• A cost competitive producer of products in categories with high barriers to entry
(controlled substances, liquids)
• 175 product families covering multiple therapeutic areas
Strong History of Growth Supported by Robust Future Pipeline
• 2010E Sales of approximately $350MM, which has grown at a three-year CAGR of 21%
and an EBITDA three-year CAGR of 23%
• Poised for strong growth with 30 ANDAs under active review, a robust pipeline of ANDAs expected to be filed and new product launches
Seasoned Management Team and High Quality Assets
• Team has significant experience running a growing generics business
• Four manufacturing/distribution facilities – three in Huntsville, AL and one in Charlotte,
NC

QUALITEST COMPANY PROFILE

grow. collaborate. innovate. thrive. 12 12 David P. Holveck President and Chief Executive Officer

grow. collaborate. innovate. thrive.
13 13
BUILDS ON PROGRESS IN ENDO GENERICS
Focused Investment to Accelerate Growth
• Reinvestment program in generics R&D portfolio initiated two years ago
• Solid results – a strong pipeline with 16 ANDAs, which covers multiple therapeutic categories
• Developed deep institutional experience in pain with controlled substances
• Secured a variety of drug delivery technologies including hydrogel implants grow. collaborate. innovate. thrive.
14 14
BUILDING A SUSTAINABLE GROWTH COMPANY
Endo is positioning itself to best respond to the changing drivers of the U.S.
healthcare environment to create sustainable, long-term growth
• Driven by diversification: Focused growth in core Branded Pharmaceuticals, Generics and Devices & Services segments, while boosting revenue, earnings and cash flow streams
• Outcomes: Provide better patient outcomes through an integrated product offering
• Access: Broaden access to solutions across multiple value points
• Economics: Offer cost-effective products to consumers, payers and physicians grow. collaborate. innovate. thrive. 15 15 Julie H. McHugh Chief Operating Officer grow. collaborate. innovate. thrive.

QUALITEST – HIGHLY COMPLEMENTARY,
ATTRACTIVE ASSET
Provides cost competitive manufacturing capabilities
• Commercial-scale dosage form manufacturing
• Capabilities in range of dosage forms including liquids, suspensions, creams, ointments, suppositories, tablets and capsules
Deep institutional knowledge in controlled substances
Experienced management team and employee base
Extensive commercial portfolio
• 175 product families in multiple therapeutic areas including pain, CNS, hypertension and women’s health

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17
Ensures that Endo remains at the forefront of providing pain solutions
• In the $15BN pain market, more than 90% of all pain prescriptions are filled by generic drugs which accounts for just under 50% of sales
• Combined portfolio will have products that cover the vast majority of all pain prescriptions written
–
25 product offerings with 16% share of pain product sales
• Provides critical mass enabling Endo to provide a breadth of products at multiple value points allowing for market share gains
Aligned with existing strategy of targeting high barriers to entry
• Endo’s existing generics business focuses on niche products that are difficult to formulate
• Approximately 40% of Qualitest’s product portfolio is comprised of controlled substances, which cannot be imported into the U.S.
• In addition, roughly 17% of Qualitest’s product portfolio is made up of liquids, which are less profitable to ship into the U.S.

ENHANCES ENDO’S CORE PAIN FRANCHISE

grow. collaborate. innovate. thrive.

A STRONGER GENERICS BUSINESS WITH ROBUST
PIPELINE
Qualitest is a High-Growth Asset
• Expect revenue to be approx. $350MM in
2010
• 30 ANDAs under active review by FDA
• Expects to file 16 ANDAs in 2011-12
• 16 products launches in 2011-12
Enhances Endo’s Generics Business
• 16 ANDAs under active review by FDA
• Expects to file 8 ANDAs in 2011-12
• 9 products launches in 2011-12
16
8
30
16
0
10
20
30
40
50
Under Active Review Expected Filings in 2011-12
Qualitest
Endo
Pipeline
2
7
15
1
0
4
8
12
16
20
2011 2012
Qualitest
Endo
Combined Business has 25 projected
launches  in 2011-2012
Combined Endo/Qualitest portfolio will grow 15% over 2010-12 period driven by 25 product launches over 2011-12

grow. collaborate. innovate. thrive.
19
Strong R&D
• Successfully deliver new products through development and FDA approval
Manufacturing Flexibility
• Better able to balance third party and in-house manufacturing
• Ensure availability of supply to opportunistically capture orders
Distribution Capability
• Bring efficiencies to existing supply chain
• Develop innovative distribution strategies
Product Line Rationalization & Optimization
• Rationalize low volume and slow-turning SKUs to improve margins
• Optimize strategic procurement practices

SUBSTANTIAL GROWTH OPPORTUNITIES

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20
Blend the Best of Both Companies
•
Qualitest brings a seasoned management team with significant experience running an established generics business
•
The current CEO of Qualitest, Marvin Samson, will be working together with Endo to plan for the integration of the generics business
•
Upon the signing of this transaction, Endo plans to assemble an integration team comprised of members of management from both companies to develop and implement a detailed transition plan
•
Following the close of the transaction, we plan to combine Qualitest with Endo’s existing generics business into a single business unit

INTEGRATION OF QUALITEST INTO ENDO

grow. collaborate. innovate. thrive. 21 21 Alan G. Levin Executive Vice President and Chief Financial Officer

grow. collaborate. innovate. thrive.
22 22
KEY TRANSACTION TERMS
Purchase Price
•
$1.2 billion
Cash/Share Mix
•
All cash
Funding Mix
•
Combination of cash and fully-committed term loans &
revolver borrowings
Time to Accretion
•
Immediately accretive by $0.40 to adjusted diluted EPS in
first full year after close
•
Dilutive by $0.51 to GAAP EPS
Closing Conditions
•
Subject to customary closing conditions and regulatory
approval
Transaction Close
•
Expected in late 4Q10 / early 1Q11

grow. collaborate. innovate. thrive.

DIVERSIFICATION OF BUSINESS
Lidoderm
Generics
Other
Brands
2008
2008
Pro-forma 2011
Pro-forma 2011
Lidoderm currently contributes 50% of revenue to the business and following closing,
Lidoderm will now represent less than 40%
Lidoderm
Generics
Devices &
Services
Other Brands

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24
GROWTH PROSPECTS
Qualitest Business Growth Prospects
• Qualitest stand-alone sales expected to grow at a double-digit CAGR over 2010-2012
– 16 product launches expected in 2011-12
• Qualitest stand-alone revenue is estimated to be roughly $400MM in 2011
Combined Company Growth Prospects
• Pro forma generics sales CAGR of at least 15% over 2010-2012
– 25 product launches expected in 2011-12
• Generics revenue is forecast to be more than $500MM for 2011
• Consolidated pro forma gross margin of approximately 70%
• Qualitest EPS accretion is approximately $0.40 for first full-year after close

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25
Transaction is Primarily About Growth
• Given the scale of Endo’s existing generics business, there is minimal operating overlap, but synergies were identified
• Deal was driven by an enhancement to our revenue and earnings growth
Cost Synergies Achieving a $30MM Annualized Run-Rate in 2013
• Savings expected in procurement, supply chain and manufacturing efficiencies
Expect Revenue Synergies with Strategic Benefits of the Acquisition Post
Integration Including
• Broader portfolio and scale in generics marketplace
• Greater contracting opportunity
• Opens door to multiple distribution channels
• Enhanced preferred buying arrangements with key customers

SYNERGIES

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2010 ENDO GUIDANCE AFFIRMED
Guidance
Revenue range $1.63BN - $1.68BN
Adjusted diluted EPS range $3.30 - $3.35
Reported (GAAP) diluted EPS range $1.88 - $1.96
Expect to generate more than $400M in annual Operating Cash Flow this year grow. collaborate. innovate. thrive. 27 27 David P. Holveck President and Chief Executive Officer

grow. collaborate. innovate. thrive.

A PERFECT STRATEGIC FIT
Furthers our stated strategy to build a healthcare company better able to respond to the changing economics that drive the U.S. healthcare environment
Enhances our core pain franchise
Questions?
Adds critical mass to our current generics business, alongside Branded
Pharmaceuticals and Devices & Services
As a high-growth asset, will significantly diversify and accelerate the growth of
Endo’s revenue and earnings’ streams

grow. collaborate. innovate. thrive.
29 29
RECONCILIATION OF NON-GAAP MEASURES
29
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2010
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $1.88 $1.96
Upfront and milestone-related payments to partners
$0.38 $0.33
Amortization of commercial intangible assets
$0.59 $0.59
Costs incurred in connection with continued efforts to enhance the cost structure of the Company
$0.08 $0.08
Indevus related costs and change in fair value of contingent consideration
$0.01 $0.01
Impairment of indefinite-lived intangibles
$0.11 $0.11
Costs related to the acquisition of HealthTronics, Inc.
$0.30 $0.30
Costs related to the acquisition of Penwest Pharmaceuticals Co.
$0.22 $0.22
Costs related to the acquisition of Qualitest Pharmaceuticals
$0.02 $0.02
Interest expense adjustment for ASC 470-20 and the amortization of the premium on debt acquired from Indevus
$0.15 $0.15
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of the Indevus,
HealthTronics, Penwest and Qualitest acquisitions
($0.44) ($0.42)
Diluted adjusted income per common share guidance
$3.30 $3.35
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there ca n be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of S eptember 28, 2010 and the acquisitions of  Penwest Pharmaceuticals Co. and Qualitest
Pharmaceuticals.

grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS Endo to Acquire Qualitest Pharmaceuticals September 28, 2010